EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy J. Wiggins, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Tellabs, Inc.; and

2.

Based on my knowledge, this Amendment No. 1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: May 26, 2005

/s Timothy J. Wiggins

Timothy J. Wiggins
Chief Financial Officer